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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Dobson Communications Corporation (hereinafter "the Company"), hereby severally constitute Everett R. Dobson, Bruce R. Knooihuizen and Ronald L. Ripley, and each of them, severally, our true and lawful attorneys in fact, with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 11th day of July, 2001.

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

/s/ EVERETT R. DOBSON                              Chairman of the Board, President and Chief
------------------------------------------         Executive Officer (Principal Executive
Everett R. Dobson                                  Officer) and Director

/s/ STEPHEN T. DOBSON
------------------------------------------
Stephen T. Dobson                                  Secretary and Director

/s/ BRUCE R. KNOOIHUIZEN
------------------------------------------         Vice President and Chief Financial Officer
Bruce R. Knooihuizen                               (Principal Financial Officer)

/s/ TRENT LEFORCE
------------------------------------------         Corporate Controller (Principal Accounting
Trent LeForce                                      Officer)

/s/ RUSSELL L. DOBSON
------------------------------------------
Russell L. Dobson                                  Director

/s/ FRED J. HALL
------------------------------------------
Fred J. Hall                                       Director

/s/ JUSTIN L. JASCHKE
------------------------------------------
Justin L. Jaschke                                  Director

/s/ ALBERT H. PHARIS, JR.
------------------------------------------
Albert H. Pharis, Jr.                              Director

/s/ DANA L. SCHMALTZ
------------------------------------------
Dana L. Schmaltz                                   Director
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